SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                        Date of Report: February 27, 2003


                           IVP TECHNOLOGY CORPORATION
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)



         NEVADA                       000-30397                65-6998896
         ------                       ---------                -----------
(State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)            File Number)             Identification No.)


                    2275 LAKESHORE BOULEVARD WEST, SUITE 401
                            TORONTO, ONTARIO, M8V 3Y3
                    (Address of principal executive offices)


                                 (416)-255-7578
                                  -------------
                (Registrant's Executive Office Telephone Number)

ITEM 5.  OTHER EVENTS.

         FEBRUARY 18, 2003 PRESS RELEASE

         On February 18, 2003, IVP Technology Corporation announced that it has signed a development and distribution agreement with Tira Wireless Inc. for distribution of IVP's games and other applications for mobile phones and other handheld devices to Tira's mobile operator channels on a worldwide basis. Under the terms of the agreement, which sets forth an initial publication schedule consisting of 14 products, IVP may also sublicense and provide games and applications created by other developers to Tira for distribution to their mobile operators. A copy of the February 18, 2003 press release is attached hereto as Exhibit 99.1. A copy of the Developer and Distribution agreement is attached hereto as Exhibit 10.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

10.1 Developer and Distribution Agreement between IVP Technology and Tira Wireless Inc. dated February 10, 2003

99.1     Press Release dated February 18, 2003


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            IVP TECHNOLOGY CORPORATION

Dated: February 26, 2003
                                            By    /s/ Brian J. MacDonald
                                               --------------------------------
                                                  Name:  Brian J. MacDonald
                                                  Its:  President and CEO